                 ----------------------------------------------
                 ----------------------------------------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                 ----------------------------------------------
                 ----------------------------------------------

--------------------------------------------------------------------------------
3RD QUARTER REPORT
September 30, 1999

To Our Shareholders:                                           November 19, 1999

          On September 30, 1999, the net asset value per share of Mairs and Power Growth Fund was $97.24, a 5.3% increase from the year-end valuation after adjustment for dividend reinvestment. This compares with returns of 5.3% for the Standard and Poor's 500 Stock Index and 1.3% for the Russell 2000. For the ten year period ending September 30, the Fund registered an 18.3% average annual return, outpacing returns of 16.8% for the Standard and Poor's 500, 11.0% for the Russell 2000 and 14.1% for the average domestic growth fund. The WALL STREET JOURNAL compiled a list of the 50 Best Performing stock funds for the ten year period. Mairs and Power Growth Fund was one of 25 diversified funds appearing on that list.

          The U.S. economy had a stellar performance in the third quarter. Gross Domestic Product advanced at an annual rate of 4.8%. Unemployment declined to 4.1%, the lowest level since 1970. Despite tight labor markets, labor costs as measured by the Employment Cost Index were up just 3.1% from a year ago. Any inflationary implications from that pace are easily being held in check by strong growth in productivity, which rose at an annual rate of 4.2% during the quarter. However, the Federal Reserve Board has remained intent on slowing domestic demand and on November 16 took its third step to raise short term interest rates a quarter percentage point to 5.5%, thus reversing the three cuts taken in the fall of 1998, which were intended to calm fears of an international currency crisis. Since that time, foreign economies have stabilized and are now showing renewed growth. For the first time in years, nearly all the world's industrialized countries are strengthening and are projected to expand at an average inflation adjusted 3% rate both in 1999 and 2000. Corporate America continues its impressive performance. According to a Business Week survey of 900 companies, third quarter earnings rose 24% from the depressed year-earlier period, powered by strong domestic demand, recovery in Asia and rebounding oil prices. 1998 third quarter earnings were penalized by several non-recurring events but after adjustment for these factors, 1999 operating profits rose a healthy 16%.

          The outlook remains favorable for most stocks based on solid corporate performance and continuing low inflation. Earnings should remain strong in the fourth quarter and continue to advance throughout 2000. The economy is expected to slow somewhat during the first quarter of 2000 but still show above trend growth throughout the year which should enable corporate profits to rise 10% or better for the year. While we believe that most stocks are fairly priced at current levels, we also believe that an excessive amount of speculation has taken place in many internet and high technology related issues which we have avoided because they do not meet our valuation criteria. We do believe that technology is transforming our economy resulting in stronger growth, greater employment opportunities and lower inflation. We also believe that every company in our portfolio must be an active participant in this technological transformation in order to maintain and sharpen its competitive edge. As an example, we cite Wells Fargo which has more internet based customers than any other bank and yet a very reasonable valuation. Therefore, we believe that we are fully participating in this technological transformation while largely avoiding the significant market risk which we see in certain stocks. Based on our expectations of a solid economy and rising earnings in 2000, we believe that the broad market will strengthen next year even while speculation may decline.

                                                                 George A. Mairs
                                                                       President

SCHEDULE OF INVESTMENTS                                                       SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------

  NUMBER OF                                                                          MARKET
    SHARES                               COMMON STOCKS                               VALUE
  ---------                  -------------------------------------               --------------
                              CHEMICAL  5.6%
   510,000                    Ecolab, Inc.                                       $ 17,403,750
   222,500                    H. B. Fuller                                         13,544,688
                                                                                 -------------
                                                                                   30,948,438
                                                                                 -------------
                              CONSUMER  10.6%
   247,000                    General Mills, Inc.                                  20,037,875
   490,000                    Hormel Foods                                         20,243,125
   282,610                    Jostens, Inc.                                         5,404,916
   345,800                    The Toro Company                                     12,924,275
                                                                                 -------------
                                                                                   58,610,191
                                                                                 -------------
                              DRUGS AND HOSPITAL SUPPLIES  9.9%
   282,000                    Baxter International, Inc.                           16,990,500
   215,000                    Johnson & Johnson                                    19,753,125
   498,000                    Pfizer Inc.                                          17,896,875
                                                                                 -------------
                                                                                   54,640,500
                                                                                 -------------
                              FINANCIAL  15.0%
   330,000                    ReliaStar Financial Corporation                      10,972,500
   436,000                    St. Paul Companies, Inc.                             11,990,000
   640,000                    TCF Financial Corporation                            18,280,000
   600,000                    US Bancorp                                           18,112,500
   600,000                    Wells Fargo & Company                                23,775,000
                                                                                 -------------
                                                                                   83,130,000
                                                                                 -------------
                              INFORMATION SERVICES  10.2%
   470,000                    Deluxe Corp.                                         15,980,000
   981,500                    Merrill Corporation                                  19,568,656
   538,400                    National Computer Systems Inc.                       20,644,275
                                                                                 -------------
                                                                                   56,192,931
                                                                                 -------------
                              MEDICAL DEVICES  6.5%
   652,000                    Medtronic, Incorporated                              23,146,000
   415,000                    St. Jude Medical, Inc. *                             13,072,500
                                                                                 -------------
                                                                                   36,218,500
                                                                                 -------------
                              RETAILING  6.6%
   368,000                    Dayton Hudson Corporation                            22,103,000
   658,000                    SUPERVALU Inc.                                       14,352,625
                                                                                 -------------
                                                                                   36,455,625
                                                                                 -------------
                              TECHNOLOGY  16.5%
   460,000                    Ceridian *                                           11,442,500
   318,050                    Emerson Electric Co.                                 20,096,784
   170,000                    Honeywell Inc.                                       18,923,125
 1,248,100                    MTS Systems Corporation                              12,949,037
   213,000                    Minnesota Mining & Manufacturing Company             20,461,313
   618,500                    TSI Inc.                                              7,595,953
                                                                                 -------------
                                                                                   91,468,712
                                                                                 -------------
                              TELECOMMUNICATIONS  4.5%
   594,000                    ADC Telecommunications Inc. *                        24,910,875
                                                                                 -------------

                              OTHER INDUSTRIALS  13.4%
   384,000                    Bemis Company, Inc.                                  13,008,000
   892,300                    BMC Industries, Inc.                                 10,986,444
   450,000                    Burlington Northern Santa Fe                         12,375,000
   554,800                    Donaldson Company, Inc.                              12,864,425
   609,850                    Graco Inc.                                           20,010,703
   152,200                    The Valspar Corporation                               4,975,038
                                                                                 -------------
                                                                                   74,219,610
                                                                                 -------------

                              TOTAL COMMON STOCKS  98.8%                         $546,795,382
                                                                                 -------------
                              OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%           6,546,515
                                                                                 -------------
                              NET ASSETS  100%                                   $553,341,897
                                                                                 -------------
                                                                                 -------------

*Non-income producing

STATEMENT OF NET ASSETS                                                                      AT SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments as annexed, at market value (cost $395,006,544)......................................   $  546,795,382
Cash.............................................................................................        6,404,842
Dividends and interest receivable................................................................          499,036
Receivables for securities sold, not yet delivered...............................................                0
Prepaid expense..................................................................................            6,928
                                                                                                    ---------------
                                                                                                       553,706,188
LIABILITIES
Accrued management fee.................................................     $  273,696
Accrued custodian and transfer agent fee...............................         90,595
Payable for securities purchased, not yet received.....................              0                     364,291
                                                                        ---------------             ---------------

NET ASSETS
Equivalent to $97.24 per share on 5,690,285 shares outstanding...................................   $  553,341,897
                                                                                                    ---------------
                                                                                                    ---------------
STATEMENT OF CHANGES IN NET ASSETS                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------
NET ASSETS, December 31, 1998....................................................................   $  580,460,523
Net investment income, per statement below.............................   $  3,463,706
Reversal of Capital Gain Distribution Paid.............................          1,660
Distribution to Shareholders...........................................     (1,992,799)                  1,472,567
                                                                        ---------------
Fund shares issued and repurchased:
   Received for 579,078 shares issued..................................     55,574,820
   Paid for 1,151,625 shares repurchased...............................   (109,012,852)                (53,438,032)
                                                                        ---------------
Increase in unrealized net appreciation (depreciation) of investments............................       (3,366,865)
Net gain (or loss) realized from sales of securities.............................................       28,213,704
                                                                                                    ---------------
NET ASSETS, September 30, 1999...................................................................   $  553,341,897
                                                                                                    ---------------
                                                                                                    ---------------
STATEMENT OF NET INVESTMENT INCOME                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................................................................     $  6,551,347
Interest.........................................................................................          268,891
                                                                                                    ---------------
                                                                                                         6,820,238

EXPENSES
Management fee (Note A)................................................   $  2,536,771
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A).................................        419,369
Legal and auditing fees and expenses...................................         21,160
Insurance..............................................................          9,974
Other Fees and Expenses................................................        369,258                   3,356,532
                                                                        ---------------             ---------------
NET INVESTMENT INCOME............................................................................     $  3,463,706
                                                                                                    ---------------
                                                                                                    ---------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Firstar Mutual Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power, Inc. received $16,200.00 compensation for meetings attended during this nine month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 1999 aggregated $21,164,702 and $62,696,472 respectively.

                              ---------------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                              ---------------------

                                 A NO-LOAD FUND
           W-1420 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
                                  651-222-8478
                      Shareholder Information: 800-304-7404

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may result from an investment made in the Fund today.

                                                                            PER SHARE
                                                          -----------------------------------------------
                                                                          DISTRIBUTIONS       DIVIDENDS
                                                                           OF REALIZED        FROM NET
                          SHARES           TOTAL NET       NET ASSET        SECURITIES       INVESTMENT
      DATES            OUTSTANDING           ASSETS          VALUE            GAINS            INCOME
  -------------        -----------       ------------      ---------      -------------      ----------
  Dec. 31, 1979           914,635        $ 14,104,765       $15.42               -             $0.45
  Dec. 31, 1980           840,882          14,540,014        17.29               -              0.55
  Dec. 31, 1981           861,678          13,148,158        15.26            $0.74             0.60
  Dec. 31, 1982           850,942          16,784,217        19.72             0.58             0.50
  Dec. 31, 1983           881,592          18,972,177        21.52             0.70             0.48
  Dec. 31, 1984           872,069          17,304,204        19.84             0.76             0.46
  Dec. 31, 1985           856,738          21,553,457        25.16             0.86             0.46
  Dec. 31, 1986           893,850          22,235,453        24.88             2.74             0.40
  Dec. 31, 1987           914,139          19,816,097        21.68             2.29             0.48
  Dec. 31, 1988           929,039          20,630,251        22.21             1.21             0.41
  Dec. 31, 1989           866,584          22,630,081        26.11             1.83             0.43
  Dec. 31, 1990           867,432          22,501,587        25.94             0.70             0.42
  Dec. 31, 1991           904,023          31,440,529        34.78             1.58             0.39
  Dec. 31, 1992           956,814          34,363,306        35.91             1.16             0.40
  Dec. 31, 1993         1,006,285          39,081,010        38.84             1.22             0.43
  Dec. 31, 1994         1,064,019          41,889,850        39.37             0.98             0.65
  Dec. 31, 1995         1,245,325          70,536,880        56.64             1.51             0.56
  Dec. 31, 1996         2,161,246         150,161,759        69.48             1.39             0.71
  Dec. 31, 1997         4,760,515         412,590,619        86.67             1.69             1.00
  Dec. 31, 1998         6,262,832         580,460,523        92.68             1.36             0.72
  Sep. 30, 1999         5,690,285         553,341,897        97.24               -              0.35

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------

           THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED
                      SEPTEMBER 30, 1999) ARE AS FOLLOWS:

     1 YEAR: +23.7%             5 YEARS: +23.4%          10 YEARS: +18.3%

           PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
          REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

 George A. Mairs, III        William B. Frels               Peter G. Robb
President and Director    Secretary and Director     Vice-President and Director

Lisa J. Hartzell     Charlton Dietz     Donald E. Garretson    J. Thomas Simonet
    Treasurer           Director              Director              Director